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                                                              EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT


Texas Utilities Company:

We consent to the incorporation by reference in Registration Statement No. 333-45657 on Form S-8 of our report dated June 15, 1999, appearing in this Annual Report on Form 11-K of the Deferred Compensation Plan for Directors of Subsidiaries of Texas Utilities Company for the year ended March 31, 1999.





DELOITTE & TOUCHE LLP

Dallas, Texas
June 28, 1999


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